UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2024

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On May 7, 2024, Premier, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the three and nine months ended March 31, 2024. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

As discussed in the press release, the Company held a conference call and webcast on May 7, 2024. Supplemental slides referenced during the conference call and webcast were available on the Company’s website for viewing by participants. A transcript of the conference call and webcast together with the supplemental slides are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this report and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

As noted in Item 2.02 of this report, the Company held a conference call and webcast on May 7, 2024, to discuss the Company’s financial results for the three and nine months ended March 31, 2024, as reported in the Company’s May 7, 2024 press release. A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback, is attached as Exhibit 99.1 to this report. A transcript of the conference call and webcast together with supplemental slides referenced during the conference call and webcast are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this report and are incorporated herein by reference.

* * * *

The information discussed under Item 2.02 and Item 7.01 above, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Premier, Inc. dated May 7, 2024

99.2	Transcript of fiscal 2024 third quarter earnings call of Premier, Inc.

99.3	Supplemental slides referenced during fiscal 2024 third quarter earnings call of Premier, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Michael J. Alkire
Name: Michael J. Alkire
Title: President and Chief Executive Officer

Date: May 8, 2024